UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2014

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other	Events.

On June 10, 2014, Allergan, Inc. (“Allergan”) issued a press release to announce that Allergan’s Board of Directors, after consulting with its independent financial and legal advisors, had unanimously determined that the revised unsolicited proposal announced on May 30, 2014 by Pershing Square Capital Management, L.P., and Valeant Pharmaceuticals International, Inc. substantially undervalues Allergan, creates significant risks and uncertainties for the stockholders of Allergan, and is not in the best interests of Allergan or its stockholders.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In connection with the announcement, Allergan prepared an updated investor presentation, a letter to its employees and a letter to its customers, which are attached to this Current Report on Form 8-K as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, respectively.

Item 9.01. Financial	Statements and Exhibits.

(d)	Exhibits.

99.1	Allergan, Inc. press release dated June 10, 2014

99.2	Allergan, Inc. investor presentation dated June 10, 2014

99.3	Letter dated June 10, 2014 from Allergan, Inc. to its employees

99.4	Letter dated June 10, 2014 from Allergan, Inc. to its customers

Important Additional Information

Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan stockholders. Information regarding the names of Allergan’s directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in Allergan’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of Allergan’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY ALLERGAN SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ALLERGAN MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by Allergan with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Allergan’s website at www.allergan.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: June 10, 2014

	By:	/s/ Matthew J. Maletta
Name: Matthew J. Maletta
Title: Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit     Description of Exhibit

99.1	Allergan, Inc. press release dated June 10, 2014

99.2	Allergan, Inc. investor presentation dated June 10, 2014

99.3	Letter dated June 10, 2014 from Allergan, Inc. to its employees

99.4	Letter dated June 10, 2014 from Allergan, Inc. to its customers